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                    SUPPLEMENT DATED SEPTEMBER 30, 2005 TO

                     PROSPECTUS DATED JANUARY 4, 1999 FOR

              FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICIES

                                   ISSUED BY

                  GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                                  THROUGH ITS

                        GNA VARIABLE INVESTMENT ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Company

The second paragraph of "The Company" provision is deleted and replaced with the following:

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. General Electric Company owns approximately 27% of
Class A common stock shares of Genworth Financial, Inc. as of September 27, 2005. GE Asset Management Incorporated, the investment adviser to GE Investments Funds, Inc., is also indirectly owned by General Electric Company and, therefore, the Company, Capital Brokerage Corporation and GE Asset management Incorporated are affiliated companies.